EXHIBIT 23B


                       CONSENT OF INDEPENDENT ACCOUNTANTS


The Board of Directors
Regency Realty Corporation:

We consent to the use of our reports incorporated herein by reference.




                                  /s/ KPMG LLP


Jacksonville, Florida
February 5, 2001